                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 15, 2002, relating to the financial statements and financial highlights which appears in the September 30, 2002 Annual Report to Shareholders of the Loomis Sayles Bond Fund, Global Bond Fund, Investment Grade Bond Fund and U.S. Government Securities Fund, portfolios of Loomis Sayles Funds, and the Loomis Sayles Benchmark Core Bond Fund, a portfolio of Loomis Sayles Investment Trust, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.



PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 15, 2002, relating to the financial statements and financial highlights which appears in the September 30, 2002 Annual Report to Shareholders of the Loomis Sayles Managed Bond Fund, a portfolio of Loomis Sayles Funds, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.



PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 15, 2002, relating to the financial statements and financial highlights which appears in the September 30, 2002 Annual Report to Shareholders of the Loomis Sayles Aggressive Growth Fund, Growth Fund, International Equity Fund, Research Fund, Small Cap Growth Fund, Small Cap Value Fund, Value Fund, and Worldwide Fund, portfolios of Loomis Sayles Funds, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.




PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003